                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 17

GTI SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. This lack of demand for lower-rated bonds led to unusually high yields in the marketplace as investors required significant premiums in exchange for purchasing these out-of-favor securities. The difference in yields between U.S. Treasury bonds and high-yield bonds of comparable maturity widened to as much as 7.79 percent in mid-October. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar, though much less dramatic, movement during this period. Investors' preference for quality also held true for international bonds, although there was some renewed interest in lower-rated foreign bonds in recent months.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...   (0.80%)    (1.17%)     (1.17%)
Six-month total return(2)................   (5.52%)    (5.00%)     (2.12%)
One-year total return(2).................    0.02%      0.32%       3.27%
Five-year average annual total
return(2)................................    5.07%      5.06%       5.29%
Life-of-Fund average annual total
return(2)................................    4.68%(3)   4.66%(3)    4.16%
Commencement date........................ 10/06/92   10/06/92    04/12/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(4).....................    6.37%      5.95%       5.95%
SEC Yield(5).............................    4.31%      3.73%       3.73%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through the end of the period.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

We recently spoke with the management team of the Van Kampen U.S. Government Trust for Income about the key events and economic forces that shaped the markets during the past six months. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended March 31, 1999.

   Q DESCRIBE THE ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD.

   A Heading into this six-month period, a lingering cloud of global volatility overshadowed the domestic fixed-income markets. As investors flocked to the relative safety of U.S. Treasury securities, the yield for the benchmark five-year Treasury dropped to a low of 3.97 percent. This occurred in response to international economic developments and in anticipation of short-term interest rate cuts initiated by the Federal Reserve Board. As investors grew less dependent on the relative safety of Treasuries, the yield for the five-year Treasury bond -- which, like all bond yields, moves in the opposite direction of its price -- settled into a trading range of 4.30 to 4.70 percent.
    The new year ushered in a new optimism for risk-sensitive investments, including corporate bonds, high-yield securities, and mortgage-backed securities. In contrast to the latter half of 1998, investors began to view this group more favorably as it became clear that the U.S. economy continued to expand despite concerns to the contrary. Because these securities were priced at very attractive levels after being slashed in the third quarter of 1998, investors had additional incentive to add them to their portfolio holdings. Consequently, the yield spreads between these securities and Treasuries tightened, indicating an improvement in their performance during this time period. This was certainly the case for mortgage-backed securities, which became less vulnerable to refinancing as interest rates gradually moved upward.

   Q  CONSIDERING THESE FACTORS, HOW DID YOU POSITION THE FUND?

   A In the last reporting period, we took advantage of attractively priced mortgage-backed securities and incrementally increased the portfolio allocation to this sector. As a result, we had slightly more exposure in the mortgage sector than we would have preferred, with mortgage spreads widening in the beginning of the period. As spreads reached historically high levels, we decided to maintain this position and selectively looked for opportunities to increase it. In addition to agency-backed securities, we added some structured, non-agency product. These longer-term securities have benefited from spread tightening more than agency-issued pass-through mortgages. This allocation served the Fund well as mortgage spreads recovered through the first three months of this year. By the beginning of March, we determined that much of the yield spread and performance had been captured in this sector. Consequently, we balanced the portfolio a little more evenly by once again increasing the Fund's Treasury exposure. At the end of the period, approximately 61 percent of the Fund's long-term investments were invested in mortgage-backed securities and government agencies, with 39 percent in Treasuries.
    Against the backdrop of market volatility through the third quarter of 1998, we held a moderately high portfolio duration, which was also a reflection of the portfolio's higher weighting in mortgage-backed securities. As we began to rebalance the portfolio in the first part of 1999, we reduced the duration to more neutral levels and held it relatively stable. At the end of the period, the Fund's duration was 3.9 years. Please refer to page 8 for additional Fund portfolio highlights.

   Q  WHERE DID YOU FIND VALUE ALONG THE YIELD CURVE?

   A The Fund's Treasury exposure was concentrated at both ends of the yield curve (two- and 30-year Treasuries). In October, the yield spread between the two- and 10-year Treasury expanded dramatically, moving from 18 to 60 basis points. From that point, however, spreads moved back toward 15 to 20 basis points. The Fund's initial underweighting in the 10-year Treasury benefited the portfolio during this time because of its relative underperformance. More recently, the yield curve has assumed a slightly positive slope, and we believe it is fairly priced. As a result, the portfolio's Treasury allocation is now relatively neutral, with a slight bias toward the short end of the yield curve, where we believe the best value opportunities lie.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A For the six-month period ended March 31, 1999, the U.S. Government Trust for Income generated a total return of -0.80 percent(1) (Class A shares at net asset value). Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 6.37 percent(4), based upon the maximum offering price as of March 31, 1999, and a monthly dividend of $0.04500 per Class A share. By comparison, the Merrill Lynch Intermediate-Term Government Index posted a total return of -0.12 percent for the same period. This broad-based index measures the market performance of government securities with maturities between one and ten years. Please keep in mind that this unmanaged index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Past performance does not guarantee future results. For additional Fund performance results, please refer to the chart and footnotes on page 3.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND IN THE MONTHS AHEAD?

   A Although investors have expected an economic slowdown in the United States for some time, we do not see signs that this might materialize in the near future. We also continue to see low inflation numbers, backed by indications of a taut job market and high consumer confidence. With continuing difficulties in many foreign economies, we cannot rule out the possibility that, at some point, domestic GDP growth could lag. At the same time, the fundamentals currently underpinning the U.S. bond market are as healthy as at any time in recent memory, and we expect the market to remain strong in the months ahead.
    With regard to mortgage-backed securities, we believe this sector has moved back to a fair value that we feel still provides attractive yield. We expect to see the evolution of a favorable trading range in the coming months for these securities, so we plan to maintain the portfolio's bias toward mortgages over Treasuries. Going forward, we will continue to evaluate the relationship between mortgages and Treasuries in order to maintain an optimal balance.

[SIG]
Ted V. Mundy

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
 COUPON DISTRIBUTION AS OF MARCH 31, 1999

                                                       [BAR GRAPH]

COUPON RATE                    5-5.99         6-6.99         7-7.99         8-8.99        9-9.99      10 OR MORE
-----------                    ------         ------         ------         ------        ------      ----------
Percentage of Long-Term
  Investments                    8.6%          24.5%          13.2%          12.2%          7.6%         33.9%

 PORTFOLIO COMPOSITION BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                       [PIE CHART]


                                    GNMA              FNMA         TREASURY/AGENCY         CMO              FHLMC
                                    ----              ----         ---------------         ---              -----
March 31, 1999                      17.7%             14.4%             39.7%             11.1%              9.2%

                                ASSET-BACKED
                                 SECURITIES
                                ------------
March 31, 1999                       7.9%

                                                       [PIE CHART]

                                    GNMA              FNMA         TREASURY/AGENCY         CMO              FHLMC
                                    ----              ----         ---------------         ---              -----
September 30, 1998                  19.2%             14.4%             45.8%              3.1%              11.4%

                                ASSET-BACKED
                                 SECURITIES
                                ------------
September 30, 1998                   6.1%

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description              Coupon       Maturity      Market Value
--------------------------------------------------------------------------------------
          ASSET-BACKED SECURITIES  7.8%
$ 3,469   Norwest Asset Securities Corp.,
          Series 1997-19.....................   7.250%        12/25/27    $  3,413,263
  7,214   Pacific America Home Equity Loan...   5.916         12/25/27       7,180,392
                                                                          ------------
          TOTAL ASSET-BACKED SECURITIES...............................      10,593,655
                                                                          ------------
          COLLATERALIZED MORTGAGE OBLIGATIONS  10.9%
  6,967   Residential Funding Mortgage
          Securities Investment, Series
          1998-S20 M1 (a)....................   6.750         09/25/28       6,885,184
  7,388   Residential Funding Mortgage
          Securities Investment, Series
          1999-S2 M1.........................   6.500         01/25/29       7,166,319
    829   Salomon Brothers Mortgage
          Securities, Series 93-5A3..........   7.346         10/25/23         841,246
                                                                          ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS...................      14,892,749
                                                                          ------------
          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  40.5%
  7,983   Federal Home Loan Mortgage Corp.                 02/01/26 to
          Gold 30 Year Pool (a)..............   6.500         05/01/26       7,959,126
  4,290   Federal Home Loan Mortgage Corp.
          CMO, Series 1992-FB (a)............   5.400         09/15/27       4,296,446
  6,333   Federal National Mortgage
          Association CMO, Series 94-87F.....   6.138         03/25/09       6,349,442
 11,000   Federal National Mortgage
          Association Medium Term Note.......  11.875         05/19/00      11,813,340
  1,016   Federal National Mortgage                        01/01/22 to
          Association Pool...................   8.500         09/01/24       1,068,684
 13,052   Government National Mortgage                     06/15/28 to
          Association Pool...................   7.500         09/15/28      13,451,169
  2,964   Government National Mortgage                     11/15/21 to
          Association Pool...................   8.000         08/15/24       3,086,009
  3,531   Government National Mortgage
          Association Pool (a)...............   8.500         12/15/17       3,772,725
  3,117   Government National Mortgage                     03/15/18 to
          Association Pool...................   9.000         12/15/19       3,360,781
                                                                          ------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS...........      55,157,722
                                                                          ------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description              Coupon       Maturity      Market Value
--------------------------------------------------------------------------------------
          UNITED STATES TREASURY OBLIGATIONS  39.0%
$ 6,000   United States Treasury Bonds (a)...  13.125%        05/15/01    $  6,962,520
  5,000   United States Treasury Bonds (a)...   9.000         11/15/18       6,783,900
  4,000   United States Treasury Bonds (a)...   6.625         02/15/27       4,410,680
  8,000   United States Treasury Notes (a)...   8.000         05/15/01       8,469,120
 22,000   United States Treasury Notes (a)...  11.625         11/15/02      26,558,400
                                                                          ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS....................      53,184,620
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $136,028,406).................................................     133,828,746
REPURCHASE AGREEMENT  0.3%
DLJ Mortgage Acceptance Corp. ($480,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 03/31/99, to be
sold on 04/01/99 at $480,066) (Cost $480,000).........................         480,000
                                                                          ------------
TOTAL INVESTMENTS  98.5%
  (Cost $136,508,406).................................................     134,308,746
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%...........................       1,990,531
                                                                          ------------
NET ASSETS  100.0%....................................................    $136,299,277
                                                                          ------------

(a) Assets segregated as collateral for open futures and forwards transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $136,508,406).......................    $134,308,746
Cash........................................................           2,527
Receivables:
  Interest..................................................       2,587,779
  Fund Shares Sold..........................................         394,026
  Investments Sold..........................................          89,733
  Other.....................................................           5,888
Forward Commitments.........................................          66,904
Other.......................................................          15,724
                                                                ------------
      Total Assets..........................................     137,471,327
                                                                ------------
LIABILITIES:
Payables:
  Income Distributions......................................         487,733
  Fund Shares Repurchased...................................         302,690
  Distributor and Affiliates................................         135,845
  Investment Advisory Fee...................................          70,817
  Variation Margin on Futures...............................          22,000
Accrued Expenses............................................          78,127
Trustees' Deferred Compensation and Retirement Plans........          74,838
                                                                ------------
      Total Liabilities.....................................       1,172,050
                                                                ------------
NET ASSETS..................................................    $136,299,277
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $188,449,099
Accumulated Undistributed Net Investment Income.............         199,622
Net Unrealized Depreciation.................................      (2,076,876)
Accumulated Net Realized Loss...............................     (50,272,568)
                                                                ------------
NET ASSETS..................................................    $136,299,277
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $48,551,766 and 6,005,843 shares of
      beneficial interest issued and outstanding)...........    $       8.08
    Maximum sales charge (4.75%* of offering price).........             .40
                                                                ------------
    Maximum offering price to public........................    $       8.48
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $76,331,584 and 9,455,694 shares of
      beneficial interest issued and outstanding)...........    $       8.07
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $11,415,927 and 1,414,036 shares of
      beneficial interest issued and outstanding)...........    $       8.07
                                                                ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 5,570,904
Fee Income..................................................        156,172
                                                                -----------
    Total Income............................................      5,727,076
                                                                -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $49,415, $464,177 and $57,652,
  respectively).............................................        571,244
Investment Advisory Fee.....................................        436,760
Shareholder Services........................................        108,247
Custody.....................................................         10,738
Trustees' Fees and Expenses.................................          9,449
Legal.......................................................          2,730
Other.......................................................        105,860
                                                                -----------
    Total Expenses..........................................      1,245,028
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,482,048
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   (19,222)
  Futures...................................................       (136,991)
  Forward Commitments.......................................       (545,758)
                                                                -----------
Net Realized Loss...........................................       (701,971)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      3,283,548
                                                                -----------
  End of the Period:
    Investments.............................................     (2,199,660)
    Futures.................................................         55,880
    Forward Commitments.....................................         66,904
                                                                -----------
                                                                 (2,076,876)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (5,360,424)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(6,062,395)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(1,580,347)
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended March 31, 1999
               and the Year Ended September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months Ended       Year Ended
                                                  March 31, 1999    September 30, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................   $  4,482,048        $ 10,645,851
Net Realized Loss...............................       (701,971)           (234,373)
Net Unrealized Appreciation/Depreciation During
  the Period....................................     (5,360,424)          3,694,028
                                                   ------------        ------------
Change in Net Assets from Operations............     (1,580,347)         14,105,506
                                                   ------------        ------------
Distributions from Net Investment Income:
  Class A Shares................................     (1,373,110)         (2,579,681)
  Class B Shares................................     (2,746,181)         (6,583,547)
  Class C Shares................................       (341,877)           (742,528)
                                                   ------------        ------------
                                                     (4,461,168)         (9,905,756)
                                                   ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (6,041,515)          4,199,750
                                                   ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................     31,838,277          21,122,925
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................      1,745,114           3,832,141
Cost of Shares Repurchased......................    (40,950,312)        (53,196,413)
                                                   ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................     (7,366,921)        (28,241,347)
                                                   ------------        ------------
TOTAL DECREASE IN NET ASSETS....................    (13,408,436)        (24,041,597)
NET ASSETS:
Beginning of the Period.........................    149,707,713         173,749,310
                                                   ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $199,622 and $178,742, respectively)..........   $136,299,277        $149,707,713
                                                   ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Six Months         Year Ended September 30,
                                   Ended        ---------------------------------
       Class A Shares          March 31, 1999    1998     1997     1996     1995
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................     $ 8.422       $8.193   $8.108   $ 8.38   $ 8.17
                                  -------       ------   ------   ------   ------
  Net Investment Income......        .270         .595     .567     .565      .63
  Net Realized and Unrealized
    Gain/Loss................       (.335)        .184     .073    (.274)     .23
                                  -------       ------   ------   ------   ------
Total from Investment
  Operations.................       (.065)        .779     .640     .291      .86
                                  -------       ------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income........        .273         .550     .555     .563     .645
  Distributions from Net
    Realized Gain............         -0-          -0-      -0-      -0-     .005
                                  -------       ------   ------   ------   ------
Total Distributions..........        .273         .550     .555     .563      .65
                                  -------       ------   ------   ------   ------
Net Asset Value, End of the
  Period.....................     $ 8.084       $8.422   $8.193   $8.108   $ 8.38
                                  =======       ======   ======   ======   ======
Total Return (a).............      (0.80%)*      9.87%    8.09%    3.57%   10.97%
Net Assets at End of the
  Period (In millions).......     $  48.6       $ 37.2   $ 38.3   $ 45.2   $ 70.2
Ratio of Expenses to Average
  Net Assets.................       1.17%        1.16%    1.18%    1.13%    1.09%
Ratio of Net Investment
  Income to Average Net
  Assets.....................       6.70%        7.19%    6.95%    6.83%    7.67%
Portfolio Turnover...........         50%*        217%      82%     282%     262%

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                         Six Months         Year Ended September 30,
                                           Ended        ---------------------------------
           Class B Shares              March 31, 1999    1998     1997     1996     1995
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................  $        8.412   $8.187   $8.104   $ 8.38   $ 8.17
                                       --------------   ------   ------   ------   ------
  Net Investment Income..............            .247     .529     .505     .504      .57
  Net Realized and Unrealized
    Gain/Loss........................           (.343)    .186     .073    (.277)    .228
                                       --------------   ------   ------   ------   ------
Total from Investment Operations.....           (.096)    .715     .578     .227     .798
                                       --------------   ------   ------   ------   ------
Less:
  Distributions from Net Investment
    Income...........................            .243     .490     .495     .503     .583
  Distributions from Net Realized
    Gain.............................             -0-      -0-      -0-      -0-     .005
                                       --------------   ------   ------   ------   ------
Total Distributions..................            .243     .490     .495     .503     .588
                                       --------------   ------   ------   ------   ------
Net Asset Value, End of the Period...  $        8.073   $8.412   $8.187   $8.104   $ 8.38
                                       ==============   ======   ======   ======   ======
Total Return (a).....................          (1.17%)*  8.96%    7.43%    2.70%   10.14%
Net Assets at End of the Period
  (In millions)......................  $         76.3   $101.2   $121.7   $150.8   $200.2
Ratio of Expenses to Average Net
  Assets.............................           1.93%    1.93%    1.94%    1.89%    1.85%
Ratio of Net Investment Income to
  Average Net Assets.................           5.95%    6.40%    6.20%    6.08%    6.92%
Portfolio Turnover...................             50%*    217%      82%     282%     262%

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or a contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                           Six Months         Year Ended September 30,
                                             Ended        ---------------------------------
           Class C Shares                March 31, 1999    1998     1997     1996     1995
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.........................    $        8.412   $8.186   $8.104   $ 8.38   $ 8.17
                                         --------------   ------   ------   ------   ------
  Net Investment Income..............              .243     .529     .503     .502      .57
  Net Realized and Unrealized
    Gain/Loss........................             (.339)    .187     .074    (.275)    .228
                                         --------------   ------   ------   ------   ------
Total from Investment Operations.....             (.096)    .716     .577     .227     .798
                                         --------------   ------   ------   ------   ------
Less:
  Distributions from Net Investment
    Income...........................              .243     .490     .495     .503     .583
  Distributions from Net Realized
    Gain.............................               -0-      -0-      -0-      -0-     .005
                                         --------------   ------   ------   ------   ------
Total Distributions..................              .243     .490     .495     .503     .588
                                         --------------   ------   ------   ------   ------
Net Asset Value, End of the Period...    $        8.073   $8.412   $8.186   $8.104   $ 8.38
                                         ==============   ======   ======   ======   ======
Total Return (a).....................            (1.17%)*  8.96%    7.43%    2.70%   10.14%
Net Assets at End of the Period (In
  millions)..........................    $         11.4   $ 11.3   $ 13.7   $ 18.6   $ 28.1
Ratio of Expenses to Average Net
  Assets.............................             1.93%    1.93%    1.94%    1.89%    1.85%
Ratio of Net Investment Income to
  Average Net Assets.................             5.94%    6.41%    6.20%    6.08%    6.94%
Portfolio Turnover...................               50%*    217%      82%     282%     262%

*   Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or a contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Trust for Income, (the "Fund"), is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on April 12, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based on the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

At March 31, 1999, there were no when issued or delayed delivery purchase commitments.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $136,532,104, the aggregate gross unrealized appreciation is $1,072,186

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

and the aggregate gross unrealized depreciation is $3,295,544, resulting in net unrealized depreciation on long- and short-term investments of $2,223,358.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $49,113,277 which will expire between September 30, 2003 and September 30, 2006. Net realized loss differs for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses recognized for tax purposes on open futures positions at September 30, 1998.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of distributions from income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in distributions in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, of .60% of the Fund's average daily net assets.

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $2,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $25,100 representing Van Kampen Funds Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 1999, the

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Fund recognized expenses of approximately $71,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $60,478,459, $110,480,131 and
$17,490,509 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  2,648,551    $ 21,649,733
  Class B......................................    973,061       8,051,093
  Class C......................................    259,313       2,137,451
                                                ----------    ------------
Total Sales....................................  3,880,925    $ 31,838,277
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     58,254    $    477,694
  Class B......................................    133,431       1,094,779
  Class C......................................     21,065         172,641
                                                ----------    ------------
Total Dividend Reinvestment....................    212,750    $  1,745,114
                                                ==========    ============
Repurchases:
  Class A...................................... (1,121,808)   $ (9,161,194)
  Class B...................................... (3,682,205)    (30,096,648)
  Class C......................................   (206,224)     (1,692,470)
                                                ----------    ------------
Total Repurchases.............................. (5,010,237)   $(40,950,312)
                                                ==========    ============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $47,512,226, $131,430,907 and
$16,872,887 for Classes A, B and C, respectively. For the year ended September 30, 1998, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,317,193    $ 10,837,724
  Class B......................................  1,103,881       9,096,177
  Class C......................................    144,333       1,189,024
                                                ----------    ------------
Total Sales....................................  2,565,407    $ 21,122,925
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    106,644    $    880,219
  Class B......................................    315,137       2,598,342
  Class C......................................     42,886         353,580
                                                ----------    ------------
Total Dividend Reinvestment....................    464,667    $  3,832,141
                                                ==========    ============
Repurchases:
  Class A...................................... (1,678,538)   $(13,853,819)
  Class B...................................... (4,256,983)    (35,039,788)
  Class C......................................   (522,127)     (4,302,806)
                                                ----------    ------------
Total Repurchases.............................. (6,457,648)   $(53,196,413)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and Thereafter.........................       None               None

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended March 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,100 and CDSC on redeemed shares of approximately $32,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $71,317,867 and $78,806,700, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended March 31, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................         52
Futures Opened............................................      1,986
Futures Closed............................................     (1,819)
                                                               ------
Outstanding at March 31, 1999.............................        219
                                                               ======

    The futures contracts outstanding as of March 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
LONG CONTRACTS
U.S. Treasury Bond Future, June 1999--
  (Current Notional Value of $120,563 per
  contract).................................        40         $(76,258)
5-Year U.S. Treasury Note Future, June
  1999--
  (Current Notional Value of $111,437 per
  contract).................................       109           44,650
SHORT CONTRACTS
10-Year U.S. Treasury Note Future, June
  1999--
  (Current Notional Value of $114,688 per
  contract).................................        70           87,488
                                                   ---         --------
                                                   219         $ 55,880
                                                   ===         ========

B. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. The Fund's market exposure from these

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

positions is equal to the Current Value noted below. The following forward commitments were outstanding as of March 31, 1999:

                                                             UNREALIZED
PAR AMOUNT                                                  APPRECIATION/
  (000)               DESCRIPTION           CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------
 Long Contracts
 $ 7,000     U.S. T-Note April Forward,
             4.875%                          $ 6,986,350      $   1,389
   5,000     FNMA April Forward, 6.00%         4,858,600         22,662
   8,000     FNMA May Forward, 6.50%           7,948,440         33,440
   5,000     FNMA Dwarf May Forward, 15
             Yr., 6.00%                        4,954,725          9,413
                                             -----------      ---------
                                             $24,748,115      $  66,904
                                             ===========      =========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts.

    As of March 31, 1999, there were no closed but unsettled forward commitments outstanding.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999, are payments retained by Van Kampen of approximately $409,100.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value

Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at www.vankampen.com--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting www.vankampen.com and selecting Contact Us

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
203 N. LaSalle
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.